UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

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AVIDITY BIOSCIENCES, INC.

(Name of Registrant as Specified in its Charter)

NOVARTIS AG

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Novartis AG

Pursuant to Rule 14a-12 under the

Securities Exchange Act of 1934, as amended

Subject Company: Avidity Biosciences, Inc.

Commission File No.: 001-39321

This filing contains the following communications related to the potential acquisition of Avidity Biosciences, Inc. (“Avidity”) by Novartis AG (“Novartis”):

1.	Investor presentation published on October 26, 2025.

2.	Social media posts of Novartis published on October 26, 2025.

3.	Email message to Novartis employees sent on October 26, 2025.

4.	Financial Times article, published on October 26, 2025.

1.	The following is an investor presentation related to the potential acquisition of Avidity by Novartis, published on October 26, 2025.

Novartis Enters into Agreement to Acquire Avidity 27 October 2025

Disclaimer Acquisition of Avidity | 27 October 2025 2 Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as “potential,” “expected,” “pipeline,” “will,” “plan,” “outlook,” “confident,” “on track,” or similar terms, or by express or implied discussions regarding the proposed acquisition of Avidity and Avidity’s related spin-off or sale of SpinCo, the expected timetable for completing each of the proposed Transactions, the composition of the assets and liabilities to be held by SpinCo and Avidity following the spin-off or sale, the management team for SpinCo and its cash balance, potential marketing approvals, new indications or labeling for Avidity’s product candidates, Avidity’s platform and preclinical assets, or potential future revenues from Avidity’s product candidates. You should not place undue reliance on these statements. Such forward-looking statements are based on our current beliefs and expectations regarding future events, and are subject to significant known and unknown risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that Avidity’s investigational products will be submitted or approved for sale or for any additional indications or labeling in any market, or at any particular time, or that Avidity’s approach to the discovery and development of product candidates based on its AOC platform will produce any products of commercial value. There can be no guarantee that the conditions to the closing of the Transactions will be satisfied on the expected timetable or at all or that the expected benefits or synergies from the Transactions will be achieved in the expected timeframe, or at all. In particular, expectations regarding Avidity, SpinCo, or the Transactions could be affected by, among other things, the timing of the satisfaction of customary closing conditions, including the receipt of regulatory approvals and the approval of Avidity’s stockholders, on acceptable terms or at all; risks and costs related to the implementation of the separation of SpinCo, including the ability to complete the separation in the anticipated timeframe, or at all, and any changes to the configuration of the businesses included in the separation if implemented; the sale of certain of SpinCo’s assets pursuant to a third party right of first negotiation; the risk that competing offers or acquisition proposals will be made; the effects of disruption from the Transactions and the impact of the announcement and pendency of the Transactions on Novartis and/or Avidity’s businesses, including their relationships with employees, business partners or governmental entities; the risk that the Transactions may be more expensive to complete than anticipated; the risk that stockholder litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability; a diversion of management’s attention from ongoing business operations and opportunities as a result of the Transactions or otherwise; the uncertainties inherent in research and development, including clinical trial results and additional analysis of existing clinical data; regulatory actions or delays or government regulation generally; and the risks and factors referred to in Novartis AG’s most recent Annual Report on Form 20-F, Avidity’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, and any subsequent filings made by either party with the SEC, available on the SEC’s website at www.sec.gov. Novartis is providing the information in this presentation as of this date and does not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise, except to the extent required by law. All trademarks in this presentation are the property of their respective owners.

Disclaimer Additional information and Where to Find It In connection with the spin-off and the merger (the “Transactions”), Novartis, Avidity and SpinCo intend to file relevant documents with the Securities and Exchange Commission (the “SEC”), including a preliminary and definitive proxy statement to be filed by Avidity. The definitive proxy statement and proxy card will be delivered to the stockholders of Avidity in advance of the special meeting relating to the Transactions. This document is not a substitute for the proxy statement or any other document that may be filed by Avidity with the SEC. AVIDITY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF NOVARTIS AND Avidity WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Novartis and Avidity, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Novartis and Avidity make available free of charge at the Novartis website at www.novartis.com/investors/financial-data/sec-filings and Avidity’s website at https://investors.aviditybiosciences.com/sec-filings, respectively, copies of documents they file with, or furnish to, the SEC. Participants in the Solicitation This presentation does not constitute a solicitation of a proxy. Novartis, Avidity and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Avidity in connection with the Transactions. Information regarding the special interests of these directors and executive officers in the Transactions will be included in the definitive proxy statement referred to above. Security holders may also obtain information regarding the names, affiliations and interests of the Novartis directors and executive officers in the Novartis Annual Report on Form 20-F for the fiscal year ended December 31, 2024, which was filed with the SEC on January 31, 2025. Security holders may obtain information regarding the names, affiliations and interests of Avidity’s directors and executive officers in Avidity’s definitive proxy statement on Schedule 14A, which was filed with the SEC on April 29, 2025. To the extent the holdings of Avidity’s securities by Avidity’s directors and executive officers have changed since the amounts set forth in Avidity’s definitive proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, the Novartis website at https://www.novartis.com and Avidity’s website at https://aviditybiosciences.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement. No Offer or Solicitation This presentation is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Acquisition of Avidity | 27 October 2025 3

Transaction summary Acquisition of Avidity | 27 October 2025 4 DM1 = Myotonic Dystrophy Type 1. FSHD = Facioscapulohumeral Muscular Dystrophy. DMD = Duchenne Muscular Dystrophy. Overview of transaction terms Acquired by Novartis Del-desiran (DM1) Del-zota (DMD44) Del-brax (FSHD) Preclinical neuromuscular pipeline AOC 1045 for DMD45 and other undisclosed programs Platform for extra-hepatic delivery of xRNA Exclusive rights to platform technologies outside of cardiology and non-exclusive rights to cardiology indications Novartis to acquire all outstanding shares of Avidity for USD 72.00 per share in cash, representing a 46% premium to its October 24 closing price Avidity to separate its early-stage precision cardiology programs into a new SpinCo Novartis to acquire neuromuscular franchise and follow-on compounds, and platform rights Closing expected H1 2026, subject to completion of the separation of SpinCo from Avidity and other customary closing conditions

Agenda Acquisition of Avidity | 27 October 2025 5 Strategic rationale Avidity core value drivers Closing

Strong strategic fit for Novartis Strengthens Neuroscience franchise Adds three late-stage neuromuscular programs, building on Zolgensma experience in SMA Adds first-in-disease pipeline Del-desiran and del-brax on track to be first-ever disease-modifying therapies for DM1 and FSHD Advances xRNA strategy Adds unique platform of antibody oligonucleotide conjugates, enabling RNA delivery to muscle Enhances mid-long-term growth profile Expected to drive substantial sales and profit growth through 2040s; LOEs not before 2042 and IRA-exempt Unlocks near-term, multi-billion-dollar opportunities 3 programs expected to launch before 2030, with multi-blockbuster potential in DM1 and FSHD Acquisition of Avidity | 27 October 2025 6 Avidity

Target M&A profile Transaction in line with capital allocation priorities and target M&A profile; builds on recent Neuroscience deals 1. Growing dividend policy in CHF/share Capital allocation priorities Strengthens key therapeutic area and advances xRNA strategy First- or best-in-class profile Attractive mid-long-term growth profile Attractive financial return profile Substantial cash generation Investing in the business Returning capital to shareholders Investments in organic business Ongoing investment in R&D and CapEx Value-creating bolt-ons Acquisition of Avidity Consistently growing annual dividend1 USD 7.8bn dividend paid in H1 2025 Share buybacks Up-to USD 10bn buyback ongoing to be completed by end 2027 Select Neuroscience deals over the last ~2 years Gene therapy (preclinical) siRNA (Phase 1) Gene therapy (preclinical) Brain shuttle technology Small molecule (Phase 2) siRNA (preclinical) Acquisition of Avidity | 27 October 2025 7 Brain shuttle technology

Avidity raises Novartis 2024-2029 sales CAGR from +5% to +6%, and bolsters mid-single digit long-term Acquisition of Avidity | 27 October 2025 8 Deal expected to deliver substantial shareholder returns over time Net sales Illustrative, USD billion, % CAGR cc1 • Expected near-term product launches with LOEs not before 2042 with no IRA impact • Substantial sales growth expected by 2029, achieving multi-billion-dollar sales contribution by 2030 • Short-term 1-2%pts core margin dilution; expect to return to 40%+ core margin in 2029 • Strong sales and profit contributions post 2030 support robust top- and bottom-line growth over mid-long term 2024 2029 >2029 50.3 +6% CAGR mid-single digit 1. Constant currencies (cc) is a non-IFRS measure. Details regarding non-IFRS measures can be found starting on page 40 of the Q2 2025 Interim Financial Report.

Agenda Acquisition of Avidity | 27 October 2025 9 Strategic rationale Avidity core value drivers Closing

Avidity brings pioneering AOCTM platform for RNA therapeutics, with industry-leading delivery of RNA to muscle mAb OLIGO OLIGO mAb Monoclonal antibodies Oligonucleotide therapies Antibody oligonucleotide conjugates (AOC) Combining the specificity of mAbs with the precision of oligonucleotide therapies Ability to target new tissue and cell types beyond the liver Flexibility to select and deploy the most potent oligonucleotides (e.g. siRNAs, PMOs) Maximizes therapeutic durability, enabling infrequent dosing Readily reproducible and scalable AOC platform advantages Acquisition of Avidity | 27 October 2025 10

# Avidity core value drivers

## Select assets

| Asset | Patients | | Status | Mechanism |
|---|---|---|---|---|
| **Del-desiran** in DM1 | ~80k | patients in the US and Europe | On track to be 1st approved drug for DM1 (Phase 3 fully enrolled; readout expected 2026) | Designed to address underlying cause of myotonic dystrophy by liberating free MBNL |
| **Del-brax** IN FSHD | ~45-87k | patients in the US and Europe | On track to be 1st approved drug for FSHD (Phase 3 underway; potential for accelerated approval) | Targets aberrant expression of DUX4 mRNA, the root cause of FSHD |
| **Del-zota** in DMD44 | ~900 | patients in the US | Aligned on path for accelerated approval in the US (FDA submission expected 2026) | Designed to facilitate exon skipping to produce functional, near full-length dystrophin |

NOVARTIS | Reimagining Medicine

Acquisition of Avidity | 27 October 2025 11

# DM1: Rare progressive neuromuscular disorder with a poor prognosis and no disease-modifying therapies

~80k

Patients with DM1 in the US and EU

Zero

Currently approved disease-modifying therapies

**Underrecognized, progressive and often fatal neuromuscular disease** that primarily affects skeletal, cardiac and smooth muscle

**Increases in severity** from generation to generation

**Significant impact on quality of life** due to muscle weakness and wasting, myotonia, and often cardiac and pulmonary comorbidities, which contribute to reduced lifespan

Current standard of care is limited to physical and pharmacological symptom management with **no disease-modifying therapy available**

***Del-desiran* is designed to address root cause of DM1** by degrading DMPK mRNA

*Del-desiran* has FDA Orphan Drug, Fast Track and Breakthrough Therapy designations, and EMA Orphan Drug designation

NOVARTIS | Reimagining Medicine

Acquisition of Avidity | 27 October 2025 12

# *Del-desiran* is designed to address the underlying cause of DM1

## Scientific rationale

- DM1 caused by CTG trinucleotide repeat expansion in the DMPK gene
- CTG expansion changes mRNA structure such that the mRNA sequesters splicing factors, including MBNL, leading to loss of normal cell function and muscle wastage
- Del-desiran degrades DMPK mRNA in muscle cells and restores normal MBNL function and splicing

## Ph1/2 MARINA study

- ✓ Delivery to muscle
- ✓ Target engagement
- ✓ Restoration of splicing

## Ph1/2 MARINA-OLE

Efficacy measures

| | |
|---|---|
| **Myotonia** | Video Hand Opening Time (vHOT) |
| **Strength** | Hand Grip \| Quantitative Muscle Testing (QMT) |
| **Activities of daily living** | DM1-Activ[1] |

Data shown as mean and standard error. Fold change is calculated per subject as post-treatment relative to baseline; *D<0.05 unpaired + test. Wagner, SD, et al. PLOS Genet. 2016;12(9):e1006316.

1. Rasch-built Myotonic Dystrophy Type 1 Activity and Participation Scale, designed to assess activities of daily living in individuals with DM1.

NOVARTIS | Reimagining Medicine

Acquisition of Avidity | 27 October 2025 13

# Phase 1/2 MARINA study: *Del-desiran* demonstrated potential to be a transformational therapy for DM1 patients

## MARINA-OLE efficacy data



END-DM1 Natural History (1 year)
4mg/kg Q13W (1 year)
vHOT (seconds)
4 2 0 −2 −4
QMT Composite (PPN)
Hand Grip (PPN)
−8 −6 −4 −2 0 2 4 6 8
DM1-Activ (CNTL)
−4 −2 0 2 4

## Efficacy and safety overview

### Met efficacy endpoints

**Reversal of disease progression** in MARINA and MARINA-OLE compared to END-DM1 natural history data

**Consistent and durable improvement** in multiple functional endpoint assessments

Improvements across the domains of **myotonia, strength and mobility**, driven by significant DMPK knockdown

### Favorable safety and tolerability

**All 37 patients enrolled remain on study**, and all related AEs were **mild or moderate**

Most common related AE in >2 participants was nausea

**No study drug-related treatment discontinuations or SAEs**

vHOT = video hand opening time | QMT composite = quantitative muscle testing | PPN = percent predicted normal | DM1-Activ = Rasch-built myotonic dystrophy type 1 activity and participation scale.
Note: Data as of August 2024; AE data from MARINA-OLE and exposure data from MARINA and MARINA-OLE; SAEs considered unrelated to treatment included obstructive pancreatitis, rectal perforation, vomiting, basal cell carcinoma, invasive ductal breast carcinoma, atrial fibrillation, chest pain, and cholelithiasis; the unrelated SAEs are either consistent with DM1 or commonly seen in clinical trials.

NOVARTIS | Reimagining Medicine
Acquisition of Avidity | 27 October 2025 14

# Phase 3 HARBOR study of *del-desiran* in DM1 fully enrolled

## Global pivotal trial

- FDA, EMA and other regulatory authorities aligned on study design
- Completed enrollment in July 2025
- Participants eligible to roll over into OLE study
- ~40 global sites

## Clinical endpoints

- **Primary:** Video Hand Opening Time (vHOT)
- **Key secondaries:** Hand Grip, Quantitative Muscle Testing, DM1-Activ[1]

## Study design



Duration of placebo-controlled study: 54 weeks
1:1 Randomization (n = 159)
del-desiran 4mg/kg Q8W2
Placebo
Open label extension

**Population:** Age ≥16, with clinical and genetic diagnosis of DM1 (≥100 repeats)

**Next steps:** 54-week readout expected in H2 2026; global regulatory submissions expected in 2027 (base case)

1. Rasch-built Myotonic Dystrophy Type 1 Activity and Participation Scale, designed to assess activities of daily living in individuals with DM1. 2. Initiating dose of 2 mg/kg of del-desiran.

NOVARTIS | Reimagining Medicine
Acquisition of Avidity | 27 October 2025 15

FSHD: Rare hereditary disorder causing relentless loss of muscle function and progressive disability One of the most common forms of muscular dystrophy, causing progressive muscle weakness, pain, fatigue and disability Onset typically occurs in teenage or early adult years, with steady loss of independence; 20% of patients become wheelchair dependent Caused by aberrant expression of the DUX4 gene, leading to cell death, immune response and oxidative stress Autosomal dominant disorder, potentially affecting multiple generations; 20-30% of cases arise from spontaneous mutations Del-brax is designed to address the root cause of FSHD, and the only asset to demonstrate disease-modifying potential for FSHD in the clinic Del-brax has FDA Orphan Drug and Fast Track designations, and EMA Orphan Drug designation Zero Currently approved therapies ~45-87k Patients with FSHD in the US and EU Acquisition of Avidity | 27 October 2025 16

# Phase 1/2 FORTITUDE study: *Del-brax* improved functional mobility, strength and upper limb function compared to patients treated with placebo

## Data at 12 months with Q13W dosing[1]


10MWRT – Change in seconds
Placebo (N=11)
Del-brax (N=24)
0
1
2
3
4
Improving
TUG – Change in seconds
Placebo (N=10)
Del-brax (N=24)
0
2
4
6
8
Improving
Change in QMT PPN
Placebo (N=12)
Del-brax (N=26)
-6
-4
-2
0
2
Improving
RWS – Change in RSA
Placebo (N=12)
Del-brax (N=26)
-0.04
-0.02
0.00
0.02
0.04
Improving

## Efficacy and safety overview

### Met efficacy endpoints

Consistent **improvement of functional mobility and muscle strength** as measured by 10MWRT, TUG and QMT vs. placebo

Consistent **improvement in QoL** as measured by patient reported outcomes vs. placebo

**Rapid and significant reductions in levels of cDUX and creatine kinase (CK)**, a key marker of muscle damage

### Favorable safety and tolerability

All participants enrolled **remain in study**

**No discontinuations**

**Most AEs mild/moderate**, and no related severe or serious AEs

10MWRT = 10-meter walk-run test | TUG = timed up-and-go; maximal effort | QMT = quantitative muscle testing | PPN = percent predicted normal | RWS = reachable workspace | RSA = relative surface area. 1. Q13W dosing with 1 booster after first 6 weeks. Note: Most common related AEs occurring in >3 participants were fatigue and decreased hemoglobin; one unrelated severe, non-serious AE of herpes zoster occurred in one participant; three unrelated severe, serious AEs of radius fracture, pelvic fracture, and fractured sacrum occurred in one participant.

NOVARTIS | Reimagining Medicine

Acquisition of Avidity | 27 October 2025 17

Compelling data in FSHD supports cDUX biomarker as a potential accelerated approval endpoint as upside case cDUX, a direct target of DUX4, elevated 6- to 9-fold in people living with FSHD compared to healthy volunteers Elevated cDUX levels linked to worsening disease and muscle weakness Significant and rapid reductions in cDUX and CK in FORTITUDE participants following del-brax treatment Improved functional mobility and muscle strength in FORTITUDE consistent with changes seen for cDUX and CK Biomarker cohort in Ph1/2 FORTITUDE study ongoing FDA confirmed potential for accelerated approval based on reduction in cDUX Biomarker cohort readout expected Q2 2026; base case remains filing with Phase 3 data Direct link to FSHD Predictive of clinical activity FORTITUDE biomarker cohort Acquisition of Avidity | 27 October 2025 18

# Phase 3 FORTITUDE-3 study of *del-brax* in FSHD underway

## Global pivotal trial

- Intended to serve as confirmatory study for full approval
- Participants eligible to roll over into OLE study
- ~45 sites across North America, Europe, Japan

## Clinical endpoints

- **Key registrational[1]:** 10-Meter Walk-Run Test, Timed Up-and-Go, Quantitative Muscle Testing
- **Additional:** Signs and symptoms of FSHD, cDUX and CK biomarkers

## Study design


Duration of placebo-controlled study: 18 months
1:1 Randomization
(n = 200)
del-brax 2mg/kg Q6W
Placebo
Open label extension

**Population:** Age 16-70, with clinical and genetic diagnosis of FSHD

**Next steps:** Phase 3 readout and global regulatory submissions expected in 2028 (base case)

1. Final hierarchy will be selected prior to data base lock, based on evaluation of latest natural history data and efficacy data from FORTITUDE biomarker cohort; currently, QMT is assigned as the primary endpoint.

NOVARTIS | Reimagining Medicine
Acquisition of Avidity | 27 October 2025 19

# DMD: Severe, early-onset disease marked by progressive muscle damage and reduced life expectancy

**~10-15k**

Patients with DMD in the US; similar prevalence in the EU

**~900**

Patients with DMD44 in the US

Monogenic, X-linked (primarily affecting males), recessive condition characterized by **progressive muscle damage and weakness**

**Symptom onset and diagnosis by 4 years of age**; leads to **loss of ambulation by teenage years** and **significantly reduced life expectancy**

Caused by **mutations in the DMD gene,** which encodes for the dystrophin protein

**~6-7% of patients** have mutations amenable to exon 44 skipping (DMD44)

*Del-zota* is **designed to specifically skip exon 44** of dystrophin gene to produce functional, near full-length dystrophin

*Del-zota* has FDA Orphan Drug, Fast Track, Breakthrough Therapy and Rare Pediatric Disease designations, and EMA Orphan Drug designation

NOVARTIS | Reimagining Medicine

Acquisition of Avidity | 27 October 2025 20

# Phase 1/2 EXPLORE44 study: *Del-zota* showed improvements across key biomarkers and functional endpoints, with favorable safety and tolerability

## EXPLORE44 efficacy data

### Increase in dystrophin



Dystrophin (% normal) normalized to MHC
40
30
20
10
0
*
*
+25%
+26%
Baseline
Post-Tx
Baseline
Post-Tx
Baseline
Post-Tx
Placebo
N=6
5 mg/kg
Q6W
N=7
10 mg/kg
Q8W
N=10

### Reduction in CK



explore44
explore44-OLE
Creatine Kinase (IU/L) Median (IQR)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Del-zota (N=17)
Placebo (N=6)
ULN
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16
Study Month

## Efficacy and safety overview

### Met efficacy endpoints

**~40% increase in exon skipping** across dose cohorts

**~25% increase in dystrophin production,** with up to 58% normal dystrophin recovered

**>80% reduction in CK levels,** a key marker of muscle damage

**Consistent, clinically meaningful improvements** across functional endpoints at ~1 year

### Favorable safety and tolerability

**Most TEAEs were mild or moderate**

3 participants discontinued due to hypersensitivity

**Next steps:** FDA submission for accelerated approval expected in 2026

Note: In EXPLORE44, most common TEAEs occurring in ≥3 participants in the del-zota arms include procedural pain and headache.

NOVARTIS | Reimagining Medicine

Acquisition of Avidity | 27 October 2025 21

# Novartis has the commercial capabilities and neuromuscular experience to maximize all three near-term launches

## Rare disease capabilities

- **Deep understanding of patient journeys** in rare/ultra-rare diseases such as SMA, PNH and C3G
- **Leading patient identification and activation capabilities**, proven across multiple launches
- **Leading payer engagement capabilities** to enable fast and effective access across a broad, diverse portfolio
- **Field structure** ready to deploy across all neuromuscular indications
- **Best-in-class, scalable support programs** for patients and HCPs

## Coverage of diagnosing Neurologists

**DMD** *~90% overlap* | **FSHD** *~60% overlap* | **DM1** *~40% overlap*



3
67
2,839
129
192
2,714
531
391
2,515

| DMD | FSHD | DM1 |
|---|---|---|
| DMD Diagnosing Neurologists[1] (n=70) | FSHD Diagnosing Neurologists[1] (n=321) | DM1 Diagnosing Neurologists[1] (n=922) |
| SMA Prescribers[2] (n=2,906) | SMA Prescribers[2] (n=2,906) | SMA Prescribers[2] (n=2,906) |

**Avidity is highly synergistic with our commercial footprint in the rare neuromuscular space**

1. Top 3 deciles, based on diagnosed patients. 2. SMA Prescribers: HCPs with at least one patient for Zolgensma and competitors (Spinraza, Evrysdi) since 2017. Source: Compile Claims, Compile Rx-Claims, Jan'17-Jun'25.

NOVARTIS | Reimagining Medicine

Acquisition of Avidity | 27 October 2025 22

External forecasts indicate multi-billion-dollar peak sales potential in DM1 and FSHD

WW del-desiran unprobabilized revenues

(USDm)



7'000
6'000
5'000
4'000
3'000
2'000
1'000
0
Min
Median
Max
'25E '26E '27E '28E '29E '30E '31E '32E '33E '34E '35E '36E '37E '38E '39E '40E

US LOE not before 2042, not subject to IRA
EU LOE not before 2044

WW del-brax unprobabilized revenues

(USDm)



7'000
6'000
5'000
4'000
3'000
2'000
1'000
0
Min
Median
Max
'25E '26E '27E '28E '29E '30E '31E '32E '33E '34E '35E '36E '37E '38E '39E '40E

US LOE not before 2043, not subject to IRA
EU LOE not before 2044

NOVARTIS | Reimagining Medicine

Acquisition of Avidity | 27 October 2025 23

Agenda Acquisition of Avidity | 27 October 2025 24 Strategic rationale Avidity core value drivers Closing

Financial highlights Capital allocation priorities • Transaction fits with capital allocation priorities and target M&A profile • No change to Novartis’ capital allocation strategy post-close Acquisition of Avidity | 27 October 2025 25 Deal value • Multi-billion-dollar peak sales opportunities in DM1 and FSHD, with LOEs not before 2042 and no IRA impact • Expected near-term launches with path to commercialization for 3 late-stage programs before 2030 • Exclusive rights to xRNA platform outside of cardiology Transaction summary • Acquiring all outstanding shares of Avidity for USD 72.00/share • Total transaction value of USD 12bn on a fully diluted basis, representing an enterprise value of ~USD 11bn at the expected closing date • Expected to close in H1 2026, subject to the separation of SpinCo from Avidity and other customary closing conditions Financial impact • Raises Novartis expected 2024-2029 sales CAGR from +5% to +6%, bolsters mid-single digit growth long-term • Short-term 1-2%pts core margin dilution, with return to 40%+ core margin in 2029 • Expected IRR well in excess of cost of capital with significant value creation

2.	The following are social media posts of Novartis related to the potential acquisition of Avidity by Novartis, published on October 26, 2025.

X post by Novartis

LinkedIn post by Novartis

Additional information and Where to Find It

In connection with the spin-off or sale of SpinCo and the merger (the “Transactions”), Novartis, Avidity and SpinCo intend to file relevant documents with the Securities and Exchange Commission (the “SEC”), including a preliminary and definitive proxy statement to be filed by Avidity. The definitive proxy statement and proxy card will be delivered to the stockholders of Avidity in advance of the special meeting relating to the Transactions. This document is not a substitute for the proxy statement or any other document that may be filed by Avidity with the SEC. AVIDITY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF NOVARTIS AND AVIDITY WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Novartis and Avidity, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Novartis and Avidity make available free of charge at the Novartis website at www.novartis.com/investors/financial-data/sec-filings and Avidity’s website at investors.aviditybiosciences.com/sec-filings, respectively, copies of documents they file with, or furnish to, the SEC.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy. Novartis, Avidity and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Avidity in connection with the Transactions. Information regarding the special interests of these directors and executive officers in the Transactions will be included in the definitive proxy statement referred to above. Security holders may also obtain information regarding the names, affiliations and interests of the Novartis directors and executive officers in the Novartis Annual Report on Form 20-F for the fiscal year ended December 31, 2024, which was filed with the SEC on January 31, 2025. Security holders may obtain information regarding the names, affiliations and interests of Avidity’s directors and executive officers in Avidity’s definitive proxy statement on Schedule 14A, which was filed with the SEC on April 29, 2025. To the extent the holdings of Avidity’s securities by Avidity’s directors and executive officers have changed since the amounts set forth in Avidity’s definitive proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, the Novartis website at https://www.novartis.com and Avidity’s website at investors.aviditybiosciences.com/sec-filings. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that are “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as “potential,” “can,” “will,” “plan,” “may,” “could,” “would,” “expect,” “anticipate,” “look forward,” “believe,” “committed,” “investigational,” “pipeline,” “launch,” or similar terms, or by express or implied discussions regarding the proposed acquisition of Avidity and Avidity’s related spin-off or sale of SpinCo, the expected timetable for completing each of the proposed Transactions, the composition of the assets and liabilities to be held by SpinCo and Avidity following the spin-off or sale, SpinCo’s cash balance, potential marketing approvals, new indications or labeling for Avidity’s product candidates, Avidity’s platform and preclinical assets, or potential future revenues from Avidity’s product candidates. You should not place undue reliance on these statements. Such forward-looking statements are based on our current beliefs and expectations regarding future events, and are subject to significant known and unknown risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that Avidity’s investigational products will be submitted or approved for sale or for any additional indications or labeling in any market, or at any particular time, or that Avidity’s approach to the discovery and development of product candidates based on its AOC™ platform will produce any products of commercial value. There can be no guarantee that the conditions to the closing of the Transactions will be satisfied on the expected timetable or at all or that the expected benefits or synergies from the Transactions will be achieved in the expected timeframe, or at all. In particular, expectations regarding Avidity, SpinCo, or the Transactions could be affected by, among other things, the timing of the satisfaction of customary closing conditions, including the receipt of regulatory approvals and the approval of Avidity’s stockholders, on acceptable terms or at all; risks and costs related to the implementation of the separation of SpinCo, including the ability to complete the separation in the anticipated timeframe, or at all, and any changes to the configuration of the businesses included in the separation if implemented; the sale of certain of SpinCo’s assets pursuant to a third party right of first negotiation; the risk that competing offers or acquisition proposals will be made; the effects of disruption from the Transactions and the impact of the announcement and pendency of the Transactions on Novartis and/or Avidity’s businesses, including their relationships with employees, business partners or governmental entities; the risk that the Transactions may be more expensive to complete than anticipated; the risk that stockholder litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability; a diversion of management’s attention from ongoing business operations and opportunities as a result of the Transactions or otherwise; the uncertainties inherent in research and development, including clinical trial results and additional analysis of existing clinical data; regulatory actions or delays or government regulation generally; and the risks and factors referred to in Novartis AG’s most recent Annual Report on Form 20-F for the year ended December 31, 2024, Avidity’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, and any subsequent filings made by either party with the SEC, available on the SEC’s website at www.sec.gov. Novartis is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements contained in this communication as a result of new information, future events or otherwise, except to the extent required by law.

3.	The following is an email message to Novartis employees related to the potential acquisition of Avidity by Novartis, published on October 26, 2025.

Subject: Novartis signs agreement to acquire Avidity

Novartis signs agreement to acquire Avidity Biosciences, an innovator in RNA therapeutics enabling RNA delivery to muscle for neuromuscular diseases

Dear colleagues,

I’m pleased to share that Novartis has entered into an agreement to acquire Avidity, a publicly traded, biopharmaceutical company based in San Diego. Avidity is leading the way in a new class of therapeutics enabling RNA delivery to muscle, and its muscle-directed Antibody Oligonucleotide Conjugate (AOC) platform aligns to our Neuroscience strategy and xRNA ambitions.

This acquisition will strengthen our neuromuscular portfolio with potential first-in-class, disease-modifying therapies across DM1, FSHD, and DMD—areas of high unmet need where precision RNA delivery to muscle tissue could transform patient outcomes. Avidity’s AOC technology combines monoclonal antibody tissue specificity with oligonucleotide precision, and it has demonstrated industry-leading delivery of RNA into muscle tissue.

The proposed acquisition is expected to create an industry-leading pipeline that builds on the Novartis expertise in SMA and commercialization capabilities in genetic neuromuscular diseases.

A heartfelt congratulations to the teams who made this happen. Your dedication and vision continue to shape the future of medicine. We are energized by the opportunity to advance these game-changing assets and bring hope to thousands of patients worldwide.

Best regards,

Shreeram Aradhye

President, Development and CMO

Additional information and Where to Find It

In connection with the spin-off or sale of SpinCo and the merger (the “Transactions”), Novartis, Avidity and SpinCo intend to file relevant documents with the Securities and Exchange Commission (the “SEC”), including a preliminary and definitive proxy statement to be filed by Avidity. The definitive proxy statement and proxy card will be delivered to the stockholders of Avidity in advance of the special meeting relating to the Transactions. This document is not a substitute for the proxy statement or any other document that may be filed by Avidity with the SEC. AVIDITY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF NOVARTIS AND AVIDITY WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Novartis and Avidity, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Novartis and Avidity make available free of charge at the Novartis website at www.novartis.com/investors/financial-data/sec-filings and Avidity’s website at investors.aviditybiosciences.com/sec-filings, respectively, copies of documents they file with, or furnish to, the SEC.

Participants in the Solicitation

This email does not constitute a solicitation of a proxy. Novartis, Avidity and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Avidity in connection with the Transactions. Information regarding the special interests of these directors and executive officers in the Transactions will be included in the definitive proxy statement referred to above. Security holders may also obtain information regarding the names, affiliations and interests of the Novartis directors and executive officers in the Novartis Annual Report on Form 20-F for the fiscal year ended December 31, 2024, which was filed with the SEC on January 31, 2025. Security holders may obtain information regarding the names, affiliations and interests of Avidity’s directors and executive officers in Avidity’s definitive proxy statement on Schedule 14A, which was filed with the SEC on April 29, 2025. To the extent the holdings of Avidity’s securities by Avidity’s directors and executive officers have changed since the amounts set forth in Avidity’s definitive proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, the Novartis website at https://www.novartis.com and Avidity’s website at investors.aviditybiosciences.com/sec-filings. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

No Offer or Solicitation

This email is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This email contains statements that are “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as “potential,” “can,” “will,” “plan,” “may,” “could,” “would,” “expect,” “anticipate,” “look forward,” “believe,” “committed,” “investigational,” “pipeline,” “launch,” or similar terms, or by express or implied discussions regarding the proposed acquisition of Avidity and Avidity’s related spin-off or sale of SpinCo, the expected timetable for completing each of the proposed Transactions, the composition of the assets and liabilities to be held by SpinCo and Avidity following the spin-off or sale, SpinCo’s cash balance, potential marketing approvals, new indications or labeling for Avidity’s product candidates, Avidity’s platform and preclinical assets, or potential future revenues from Avidity’s product candidates. You should not place undue reliance on these statements. Such forward-looking statements are based on our current beliefs and expectations regarding future events, and are subject to significant known and unknown risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that Avidity’s investigational products will be submitted or approved for sale or for any additional indications or labeling in any market, or at any particular time, or that Avidity’s approach to the discovery and development of product candidates based on its AOC™ platform will produce any products of commercial value. There can be no guarantee that the conditions to the closing of the Transactions will be satisfied on the expected timetable or at all or that the expected benefits or synergies from the Transactions will be achieved in the expected timeframe, or at all. In particular, expectations regarding Avidity, SpinCo, or the Transactions could be affected by, among other things, the timing of the satisfaction of customary closing conditions, including the receipt of regulatory approvals and the approval of Avidity’s stockholders, on acceptable terms or at all; risks and costs related to the implementation of the separation of SpinCo, including the ability to complete the separation in the anticipated timeframe, or at all, and any changes to the configuration of the businesses included in the separation if implemented; the sale of certain of SpinCo’s assets pursuant to a third party right of first negotiation; the risk that competing offers or acquisition proposals will be made; the effects of disruption from the Transactions and the impact of the announcement and pendency of the Transactions on Novartis and/or Avidity’s businesses, including their relationships with employees, business partners or governmental entities; the risk that the Transactions may be more expensive to complete than anticipated; the risk that stockholder litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability; a diversion of management’s attention from ongoing business operations and opportunities as a result of the Transactions or otherwise; the uncertainties inherent in research and development, including clinical trial results and additional analysis of existing clinical data; regulatory actions or delays or government regulation generally; and the risks and factors referred to in Novartis AG’s most recent Annual Report on Form 20-F for the year ended December 31, 2024, Avidity’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, and any subsequent filings made by either party with the SEC, available on the SEC’s website at www.sec.gov. Novartis is providing the information in this email as of this date and does not undertake any obligation to update any forward-looking statements contained in this email as a result of new information, future events or otherwise, except to the extent required by law.

4.	The following is an article in the Financial Times related to the potential acquisition of Avidity by Novartis, published on October 26, 2025.

Novartis AG

Novartis to buy Avidity Biosciences for $12bn

Deal for specialist in rare diseases is biggest acquisition under chief executive Vas Narasimhan

Talks between Novartis and Avidity were first reported by the FT in August © Bloomberg

Hannah Kuchler in London and Oliver Barnes in Los Angeles

Published AN HOUR AGO | Updated 13:35

Novartis has agreed to buy Avidity Biosciences, a biotech focused on rare diseases, for $12bn, in the biggest acquisition by the drugmaker in more than a decade.

The deal, at $72 a share is a 46 per cent premium to the company’s closing price on Friday. It will be Novartis’ biggest acquisition under the tenure of longtime chief executive Vas Narasimhan. The acquisition gives the company, which has net cash, an enterprise value of $11bn.

Narasimhan said two of the three potential drugs in Avidity’s late-stage pipeline have the potential to reach annual peak sales of many billions of dollars, while the third would generate between $500mn and $1bn of revenue in its peak year.

Novartis has been on an acquisition spree as it seeks to offset patent cliffs in leading drugs this year.

“These are late-stage assets that we believe can launch in this pre-2030 period. In our minds, we want to both bolster the next five years, importantly, as we know we have [patent] expiries coming in the early 2030s,” he told the Financial Times. “Everything we can do to bring assets that can launch before then — and bolster that 2030 to 2040 growth profile — is something we’re prepared to do.”

Talks between Novartis and Avidity were first reported by the Financial Times in August.

Narasimhan said the drugs to treat muscular dystrophy — a potentially fatal muscle-wasting disease — were a “complete strategic fit” because Novartis already sold medicines for neuromuscular diseases, such as Zolgensma, a gene therapy for spinal muscular atrophy. The company would be able to use the same sales force for these drugs.

Shares in Avidity closed at about $49 a share on Friday, giving the San Diego-based biotech a market value of nearly $6.7bn.

Avidity will spin off its cardiovascular programmes into another company as part of the deal.

Novartis expects the deal to increase its compound annual growth rate between 2024 and 2029 from 5 to 6 per cent. But the deal will dilute profitability by 1 to 2 percentage points over the next few years. It will not affect this year’s guidance.

In September, Avidity reported positive mid-stage trial results from its lead drug Del-zota, which is part of a new class of therapeutics that uses RNA. The company plans to submit an application for regulatory approval before the end of the year.

Novartis last month bought cardiovascular biotech Tourmaline Bio for $1.4bn. Earlier this year, it also acquired heart drug biotech Anthos Therapeutics for up to $3.1bn from Blackstone’s life sciences arm, and struck a deal of up to $1.7bn for kidney disease biotech Regulus Therapeutics.

It has also struck a collaboration worth up to $5.2bn for rights to a cardiovascular drug from Chinese company Argo Biopharma.

Copyright The Financial Times Limited 2025. All rights reserved.

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Additional information and Where to Find It

In connection with the spin-off or sale of SpinCo and the merger (the “Transactions”), Novartis, Avidity and SpinCo intend to file relevant documents with the Securities and Exchange Commission (the “SEC”), including a preliminary and definitive proxy statement to be filed by Avidity. The definitive proxy statement and proxy card will be delivered to the stockholders of Avidity in advance of the special meeting relating to the Transactions. This document is not a substitute for the proxy statement or any other document that may be filed by Avidity with the SEC. AVIDITY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF NOVARTIS AND AVIDITY WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Novartis and Avidity, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Novartis and Avidity make available free of charge at the Novartis website at www.novartis.com/investors/financial-data/sec-filings and Avidity’s website at investors.aviditybiosciences.com/sec-filings, respectively, copies of documents they file with, or furnish to, the SEC.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy. Novartis, Avidity and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Avidity in connection with the Transactions. Information regarding the special interests of these directors and executive officers in the Transactions will be included in the definitive proxy statement referred to above. Security holders may also obtain information regarding the names, affiliations and interests of the Novartis directors and executive officers in the Novartis Annual Report on Form 20-F for the fiscal year ended December 31, 2024, which was filed with the SEC on January 31, 2025. Security holders may obtain information regarding the names, affiliations and interests of Avidity’s directors and executive officers in Avidity’s definitive proxy statement on Schedule 14A, which was filed with the SEC on April 29, 2025. To the extent the holdings of Avidity’s securities by Avidity’s directors and executive officers have changed since the amounts set forth in Avidity’s definitive proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, the Novartis website at https://www.novartis.com and Avidity’s website at investors.aviditybiosciences.com/sec-filings. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that are “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as “potential,” “can,” “will,” “plan,” “may,” “could,” “would,” “expect,” “anticipate,” “look forward,” “believe,” “committed,” “investigational,” “pipeline,” “launch,” or similar terms, or by express or implied discussions regarding the proposed acquisition of Avidity and Avidity’s related spin-off or sale of SpinCo, the expected timetable for completing each of the proposed Transactions, the composition of the assets and liabilities to be held by SpinCo and Avidity following the spin-off or sale, SpinCo’s cash balance, potential marketing approvals, new indications or labeling for Avidity’s product candidates, Avidity’s platform and preclinical assets, or potential future revenues from Avidity’s product candidates. You should not place undue reliance on these statements. Such forward-looking statements are based on our current beliefs and expectations regarding future events, and are subject to significant known and unknown risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that Avidity’s investigational products will be submitted or approved for sale or for any additional indications or labeling in any market, or at any particular time, or that Avidity’s approach to the discovery and development of product candidates based on its AOC™ platform will produce any products of commercial value. There can be no guarantee that the conditions to the closing of the Transactions will be satisfied on the expected timetable or at all or that the expected benefits or synergies from the Transactions will be achieved in the expected timeframe, or at all. In particular, expectations regarding Avidity, SpinCo, or the Transactions could be affected by, among other things, the timing of the satisfaction of customary closing conditions, including the receipt of regulatory approvals and the approval of Avidity’s stockholders, on acceptable terms or at all; risks and costs related to the implementation of the separation of SpinCo, including the ability to complete the separation in the anticipated timeframe, or at all, and any changes to the configuration of the businesses included in the separation if implemented; the sale of certain of SpinCo’s assets pursuant to a third party right of first negotiation; the risk that competing offers or acquisition proposals will be made; the effects of disruption from the Transactions and the impact of the announcement and pendency of the Transactions on Novartis and/or Avidity’s businesses, including their relationships with employees, business partners or governmental entities; the risk that the Transactions may be more expensive to complete than anticipated; the risk that stockholder litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability; a diversion of management’s attention from ongoing business operations and opportunities as a result of the Transactions or otherwise; the uncertainties inherent in research and development, including clinical trial results and additional analysis of existing clinical data; regulatory actions or delays or government regulation generally; and the risks and factors referred to in Novartis AG’s most recent Annual Report on Form 20-F for the year ended December 31, 2024, Avidity’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, and any subsequent filings made by either party with the SEC, available on the SEC’s website at www.sec.gov. Novartis is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements contained in this communication as a result of new information, future events or otherwise, except to the extent required by law.